UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2017 (December 29, 2016)

MIX 1 LIFE, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-170091	68-0678499
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

16000 N. 80th Street, Suite E

Scottsdale, AZ 85260

Tel. (480) 371-1100

(Address and Telephone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 MIX 1 LIFE, INC.

Form 8-K

Current Report

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 29, 2016 Mix 1 Life, Inc., a Nevada corporation (the “Company”) and Spyglass Capital Partners, LLC and Spyglass Capital Partners, LLC II (collectively “Spyglass”) entered into a Discharge and Satisfaction of Indebtedness Agreement (the “Agreement”). As a result of the Agreement, an aggregate of $2.31 million of debt owed by the Company pursuant to the 7.5% Senior Secured Convertible Debentures held by Spyglass, due March 10, 2017 (the “Debentures”), was discharged in exchange for an aggregate 1,776,924 restricted shares of the Company’s common stock at a conversion price of $1.30 per share. Additionally, Spyglass received one warrant for each share issued to acquire an additional share of the Company’s common stock at an exercise price of $1.30 per share under the terms of the Agreement. Each warrant has an expiration date of 3 years from the date of the Agreement The Agreement also calls a cash payment of $6,656.25 and the issuance of 8,875 restricted shares of the Company’s common stock to Spyglass in settlement for any and all past due interest owed under the Debentures.

The preceding description of the Agreement is a brief summary of the terms and does not purport to be complete, and is qualified in its entirety by reference to the Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Agreement is incorporated by reference into this Item 3.02.

Exemption from Registration. The shares of common stock referenced herein were issued in reliance upon an exemption from registration afforded under Section 4(a)(2) of the Securities Act for transactions by an issuer not involving a public offering, or Regulation D promulgated thereunder, or Regulation S for offers and sales of securities outside the United States. The Share Exchange Agreement is an exempt transaction pursuant to Section 4(a)(2) of the Securities Act as the acquisition was a private transaction by the Company and did not involve any public offering. Additionally, we relied upon the exemption afforded by Rule 506 of Regulation D of the Securities Act which is a safe harbor for the private offering exemption of Section 4(a)(2) of the Securities Act whereby an issuer may sell its securities to an unlimited number of accredited investors, as that term is defined in Rule 501 of Regulation D. Further, we relied upon the safe harbor provision of Rule 903 of Regulation S of the Securities Act which permits offers or sales of securities by the Company outside of the United States that are not made to “U.S. persons” or for the account or benefit of a “U.S. person”, as that term is defined in Rule 902 of Regulation S.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit

10.1	Discharge and Satisfaction of Indebtedness by and among the Company and Spyglass Capital Partners, LLC and Spyglass Capital Partners, LLC II, dated December 29, 2016 (1)

______

(1)	Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX 1 LIFE, INC.

Date: January 6, 2017	By:	/s/ Steven Staehr
Steven Staehr
Chief Financial Officer

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